UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 23, 2007
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                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


               Delaware               1-12001                     25-1792394
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    (State or other jurisdiction    (Commission                 (IRS Employer
        of incorporation)           File Number)             Identification No.)

       1000 Six PPG Place, Pittsburgh, Pennsylvania               15222-5479
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          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

            On February 23, 2007, Allegheny Technologies Incorporated (the "Company") announced that its Board of Directors has approved a further expansion of the titanium sponge production capabilities at its Albany, OR facility. The Company also updated the progress of its previously announced greenfield premium titanium sponge facility planned for Rowley, UT, which is now being designed to facilitate expansion beyond the 24 million pounds of annual titanium sponge capacity originally planned. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit 99.1 Press release dated February 23, 2007.

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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ALLEGHENY TECHNOLOGIES INCORPORATED


                           By:     /s/ Jon D. Walton
                                  ----------------------------------------------
                                  Jon D. Walton
                                  Executive Vice President, Human Resources,
                                  Chief Legal and Compliance Officer

Dated:  February 23, 2007

                                  EXHIBIT INDEX
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Exhibit No.        Description
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Exhibit 99.1       Press release dated February 23, 2007.